Kodiak AI Announces Third Quarter 2025 Results

•The Kodiak Driver is now deployed in 10 fully driverless trucks, representing a 100% increase over Q2
•Kodiak Driver-powered trucks accumulated a total of over 5,200 Cumulative Hours of Paid Driverless Operations through Q3, representing a 166% increase from the end of Q2
•Kodiak successfully closed its business combination with Ares Acquisition Corporation II and began trading on Nasdaq under the ticker symbol “KDK” in September 2025
MOUNTAIN VIEW, Calif. (November 12, 2025) — Kodiak AI, Inc. (“Kodiak” or the
“Company”) (Nasdaq: KDK), a leading provider of artificial intelligence (“AI”)-powered autonomous vehicle technology, today announced results for the third quarter, which ended September 30, 2025. During the quarter, the Company achieved key milestones on its path to delivering its AI-powered autonomous technology, the Kodiak Driver, at scale. The Kodiak Driver is designed to address major challenges across the long-haul trucking, industrial trucking, and defense industries, including labor shortages, rising costs, and the need for greater safety and efficiency.
“Our first quarter as a public company marks an exciting milestone for Kodiak,” said Don Burnette, Founder and Chief Executive Officer of Kodiak. “We are incredibly proud of our accomplishments during the quarter as we delivered strong operational and financial results. We are generating revenue and scaling our business. By the end of the third quarter, we deployed the Kodiak Driver in 10 fully driverless trucks, representing a 100% increase from the second quarter. We remain on track to deploy our initial commitment of 100 driverless trucks to Atlas Energy Solutions. We are executing on our customer and product roadmap while developing critical operational expertise, fueling our customer pipeline. We have also made meaningful progress toward closing our long-haul safety case, and anticipate launching long-haul driverless operations in the second half of 2026.”

Third Quarter Results and Business Highlights:
•Deployed five additional Kodiak Driver-powered trucks to Atlas Energy Solutions, which now has a fleet of 10 fully driverless trucks in operation. This represents a 100% increase from the second quarter
•Accumulated a total of over 5,200 Cumulative Hours of Paid Driverless Operations through the third quarter, representing a 166% increase from the end of the second quarter
•As of the end of the third quarter, the Kodiak Driver has driven over 3 million autonomous miles and delivered over 10,000 loads for customers
•Announced Kodiak’s long-haul autonomous trucks achieved the top score in an independent safety evaluation by Nauto, a leader in AI-powered fleet safety technology
•Granted a regulatory waiver to use “warning beacons” in place of physical warning triangles behind disabled trucks
•Introduced numerous new product features, including a new generative AI-based system to identify and address novel, complex edge case scenarios
•Commenced hauling double trailers in the industrial vertical
•Announced manufacturing partner Roush Industries completed production of its first driverless-ready truck, enhancing Kodiak’s ability to scale deployment of driverless trucks to customers
•Announced the integration of NXP ISO 26262-compliant processors and interface solutions into the computer architecture that powers the Kodiak Driver to improve vehicle uptime
•Expanded partnership with global Tier 1 automotive supplier ZF to supply 100 advanced steering systems with redundant components for integration into Kodiak Driver-powered trucks
•Began trading as a publicly listed company on the Nasdaq under the ticker symbol “KDK”
•Ended Q3 with $146.2 million in cash and cash equivalents, including the proceeds raised as part of the business combination with Ares Acquisition Corporation II, net of transaction fees and expenses
“Our financial results in our first quarter as a public company reflect disciplined execution and a clear focus on building long-term value,” said Surajit Datta, Chief Financial Officer of Kodiak. “Our financial priorities are closely aligned with our strategic goals. We are focused on growing our Driver-as-a-Service revenue with our long-haul, industrial, and defense customers to build a durable, recurring, high-margin business. At the same time, we continue to invest prudently in technology, safety, and commercial readiness. By maintaining a capital-efficient and asset-light model, we are positioning Kodiak to scale efficiently, achieve profitability and positive free cash flow in the future, and deliver sustainable value for our shareholders.”
Upcoming Investor Conference
Management will present at the Stephens NASH25 Conference on November 18, 2025 at 3:00 PM ET (12:00 PM PT). A live and archived webcast of the presentation will be available on Kodiak’s Investor Relations section of the Company’s website, https://kodiak.ai/investors.
Conference Call Information
Management will host a conference call to discuss the third quarter results today at 5:00 PM ET (2:00 PM PT). To join the conference call please click on the below link and complete the registration form.
https://register-conf.media-server.com/register/BI283bb945f87749729d658b06d601dbd9
The call may also be accessed through a live audio webcast on the Investor Relations section of the Company’s website, https://kodiak.ai/investors. An audio replay will be available at the same location.
About Kodiak AI, Inc.
Kodiak AI, Inc. was founded in 2018 and is a leading provider of AI-powered autonomous vehicle technology that is designed to help tackle some of the toughest driving jobs. Kodiak's driverless solution can help address the critical problem of safely transporting goods in the face of unprecedented supply chain challenges. Kodiak's vision is to become the trusted world leader in autonomous ground transportation. Kodiak is committed to a safer and more efficient future for all through the commercialization of driverless trucking at scale. To that end, Kodiak developed the Kodiak Driver, a virtual driver that combines advanced AI-powered software with modular and vehicle-agnostic hardware designed to help address Kodiak's customers' needs. The Kodiak Driver is not just an idea—it is operating without anyone in the cab today. Kodiak serves customers in the long-haul trucking, industrial trucking, and defense industries. In 2024, Kodiak believes it achieved a historic milestone by becoming the first company to deploy customer-owned and -operated driverless trucks in commercial service.
For more information about Kodiak, please visit https://kodiak.ai/investors.

Contacts
Kodiak Media Relations
Daniel Goff
VP of External Affairs
+1 646-515-3933
dan@kodiak.ai
Stacy Morris
Futurista Communications for Kodiak
+1 310-415-9188
stacy.morris@futuristacommunications.com
Kodiak Investor Relations
Lauren Sloane
The Blueshirt Group for Kodiak
Lauren@blueshirtgroup.com

Forward Looking Statements
This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, each as amended, including Kodiak’s expectations, hopes, beliefs, intentions or strategies regarding the future. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “forecast,” “intend,” “expect,” “may,” “plan,” “potential,” “project,” “seek,” “should,” “will,” “would” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding: Kodiak’s operational and product roadmap, its relationships with partners and suppliers, and its ability to produce and deploy the Kodiak Driver at scale; expectations regarding Kodiak’s expansion plans and opportunities, including the timing of launching driverless trucks for long-haul highways operations; and other expectations regarding Kodiak’s future business and financial performance, such as Kodiak’s approach to operational and financial discipline, its future cash flows, and path to profitability. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Kodiak’s management and are not predictions of actual performance. These forward-looking statements are not intended to serve as, and must not be relied upon by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Kodiak. These forward-looking statements are subject to a number of risks and uncertainties, including changes in business, market, financial, political and legal conditions; the rapid evolution of autonomous vehicle technology and flaws or errors in Kodiak’s solutions or flaws in or misuse of autonomous vehicle technology in general; risks related to the rollout of Kodiak’s business and the timing of expected business milestones; the effects of competition on Kodiak’s business; supply shortages in the materials necessary for the production of the Kodiak Driver; risks related to working with third-party manufacturers for key components of the Kodiak Driver; risks related to the retrofitting of Kodiak’s vehicles by third parties; the termination or suspension of any of Kodiak’s contracts or the reduction in counterparty spending; delays in Kodiak’s operational roadmap with key partners and customers; and Kodiak’s ability to raise capital in the future. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings by Kodiak with the Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov. If any of these risks materialize or any assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Kodiak may not presently know or that Kodiak currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Kodiak’s expectations, plans or forecasts of future events and views as of the date of this press release. These forward-looking statements should not be relied upon as representing Kodiak’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements. Except as required by law, Kodiak specifically disclaims any obligation to update any forward-looking statements.

Non-GAAP Financial Measures
In addition to our financial results determined in accordance with GAAP, we consider certain non-GAAP measures, including the following, which we use to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively with the financial information presented in accordance with GAAP, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP.
Other companies, including companies in our industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. In addition, the utility of free cash flow as a measure of our liquidity is limited as it does not represent the total increase or decrease in our cash balance for a given period.
Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.
This press release may also include references to forward-looking free cash flow, a non-GAAP financial measure. To the extent that such forward-looking financial measures are provided, they are presented on a non-GAAP basis without a reconciliation to the most directly comparable GAAP measure due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation.
Non-GAAP Operating Expenses and Non-GAAP Loss from Operations
We define these non-GAAP financial measures as their respective GAAP measures, each excluding stock-based compensation expense. We use these non-GAAP financial measures as part of our overall assessment of our performance, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies, and to communicate with our board of directors concerning our financial performance. Stock-based compensation is a non-cash expense that varies in amount from period to period and is dependent on market forces that are often beyond our control. As a result, management excludes this item from internal operating forecasts and models. Management believes that non-GAAP measures adjusted for stock-based compensation provide investors with a basis to measure our performance against the performance of other companies without the variability created by stock-based compensation as a result of the variety of equity awards used by other companies and the varying methodologies and assumptions used.
Free Cash Flow
We define free cash flow as cash used in operating activities, which is the most directly comparable measure calculated in accordance with GAAP, less purchases of property and equipment. We believe free cash flow is a useful indicator of liquidity that provides our management, board of directors, and investors with information about our future ability to generate or use cash to enhance the strength of our balance sheet and further invest in our business and pursue potential strategic initiatives.

Kodiak AI, Inc.
Condensed Consolidated Balance Sheets
(In thousands, except par values; unaudited)

	September 30, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$146,203	$16,709
Accounts receivable	706	1,280
Prepaid expenses and other current assets	4,916	2,260
Total current assets	151,825	20,249
Restricted cash	1,450	1,450
Property and equipment, net	18,796	6,723
Operating lease right-of-use assets	5,742	7,115
Other assets	26	24
Total assets	$177,839	$35,561
Liabilities, redeemable convertible preferred stock and stockholders’ deficit
Current liabilities:
Accounts payable	$3,284	$1,372
Accrued expenses and other current liabilities	7,371	11,416
Operating lease liabilities, current	1,849	1,638
Debt, current portion	22,148	16,792
Total current liabilities	34,652	31,218
Debt, net of current portion	1,083	17,574
Second lien loans	10,423	—
Simple agreements for future equity	—	59,301
Operating lease liabilities, noncurrent	4,143	5,723
Common stock warrants	123,328	—
Redeemable convertible preferred stock warrant liabilities	—	1,619
Other liabilities	528	313
Total liabilities	174,157	115,748
Commitments and contingencies
Redeemable convertible preferred stock
Series A cumulative redeemable convertible preferred stock, par value $0.0001; 20,000 and no shares authorized as of September 30, 2025 and December 31, 2024, respectively; 142 and no shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	223,185	—
Redeemable convertible preferred stock, par value $0.0001; no and 98,127 shares authorized as of September 30, 2025 and December 31, 2024, respectively; no and 62,240 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	—	170,648

Stockholders’ deficit:
Common stock, $0.0001 par value; 1,980,000 and 265,000 shares authorized as of September 30, 2025 and December 31, 2024, respectively; 174,957 and 58,057 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	17	6
Additional paid-in capital	560,470	17,303
Accumulated deficit	(779,990)	(268,144)
Total stockholders’ deficit	(219,503)	(250,835)
Total liabilities, redeemable convertible preferred stock and stockholders’ deficit	$177,839	$35,561

Kodiak AI, Inc.
Condensed Consolidated Statements of Operations and Comprehensive Loss
(In thousands, except per share amounts; unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenues	$770	$400	$2,744	$1,227
Operating expenses:
Research and development	13,452	10,431	35,804	29,293
General and administrative	9,177	5,149	21,463	15,677
Truck and freight operations	6,627	2,094	16,102	5,996
Sales and marketing	1,483	934	3,290	2,520
Total operating expenses	30,739	18,608	76,659	53,486
Loss from operations	(29,969)	(18,208)	(73,915)	(52,259)
Other (expenses) income:
Interest expense	(941)	(1,219)	(3,365)	(3,760)
Interest income and other, net	(3,018)	176	(2,555)	595
Loss on issuance of Series A cumulative redeemable convertible preferred stock	(84,174)	—	(84,174)	—
Loss on issuance of common stock	(3,220)	—	(3,220)	—
Loss on issuance of common stock warrants	(123,328)	—	(123,328)	—
Change in fair value of second lien loans	(21,784)	—	(23,938)	—
Change in fair value of simple agreements for future equity	2,473	—	(190,075)	—
Change in fair value of redeemable convertible preferred stock warrant liabilities	(5,974)	107	(7,272)	321
Total other expenses, net	(239,966)	(936)	(437,927)	(2,844)
Net loss before income taxes	(269,935)	(19,144)	(511,842)	(55,103)
Income taxes	—	—	(4)	(4)
Net loss and comprehensive loss	$(269,935)	$(19,144)	$(511,846)	$(55,107)

Net loss per common share, basic and diluted	$(3.89)	$(0.33)	$(8.13)	$(0.94)
Weighted-average common shares outstanding, basic and diluted	69,405	58,398	62,978	58,338

Kodiak AI, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands; unaudited)

	Nine Months Ended September 30,
	2025	2024
Operating activities:
Net loss	$(511,846)	$(55,107)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,124	3,619
Stock-based compensation	10,136	3,989
Non-cash lease expense	1,372	1,698
Transaction costs allocated to common stock warrants	3,223	—
Change in fair value of second lien loans	23,938	—
Change in fair value of simple agreements for future equity	190,075	—
Change in fair value of redeemable convertible preferred stock warrant liabilities	7,272	(321)
Loss on issuance of common stock	3,220	—
Loss on issuance of Series A cumulative redeemable convertible preferred stock	84,174	—
Loss on issuance of common stock warrants	123,328	—
Non-cash interest expense	641	301
Loss on disposal of property and equipment	130	—
Changes in operating assets and liabilities:
Accounts receivable	574	57
Prepaid expenses and other current assets	(2,596)	(3,369)
Other assets	—	276
Accounts payable	(239)	(181)
Accrued expenses and other current liabilities	(4,589)	14,398
Operating lease liabilities	(1,369)	(1,627)
Other liabilities	216	43
Net cash used in operating activities	(70,216)	(36,224)
Investing activities:
Purchases of property and equipment	(11,881)	(753)
Payment of deposits	—	(20)
Net cash used in investing activities	(11,881)	(773)
Financing activities:
Repayment of debt	(11,776)	(1,665)
Proceeds from issuance of second lien loans	43,865	—
Proceeds from issuance of simple agreements for future equity	23,660	44,054
Proceeds from issuance of the Series A cumulative redeemable convertible preferred stock	145,000	—

Proceeds from the reverse recapitalization, net of transaction costs	26,239	—
Proceeds from exercise of stock options	1,221	44
Payments for deferred offering costs	(16,618)	—
Net cash provided by financing activities	211,591	42,433
Net change in cash and cash equivalents and restricted cash	129,494	5,436
Cash and cash equivalents and restricted cash at beginning of period	18,159	29,206
Cash and cash equivalents and restricted cash at end of period	$147,653	$34,642
Components of cash and restricted cash at period end:
Cash and cash equivalents	$146,203	$33,192
Restricted cash	1,450	1,450
Total cash and cash equivalents and restricted cash	$147,653	$34,642
Supplemental disclosure of cash activities:
Cash paid for interest	$2,733	$3,467
Cash paid for income taxes	$—	$3
Supplemental disclosure of non-cash activities:
Purchases of property and equipment included in accounts payable and accrued expenses and other current liabilities	$2,947	$60
Conversion of simple agreements for future equity into common stock in connection with reverse recapitalization	$263,036	$—
Conversion of legacy redeemable preferred stock into common stock in connection with reverse recapitalization	$170,648	$—
Conversion of second lien loans into common stock in connection with reverse recapitalization	$67,379	$—
Settlement of transaction costs in common stock in connection with reverse recapitalization	$12,500	$—
Exchange of simple agreements for future equity for second lien loan	$10,000	$—
Net exercise of warrants in connection with reverse recapitalization	$8,891	$—
Issuance of non-redemption common stock in connection with reverse recapitalization	$3,220	$—
Liabilities assumed from reverse recapitalization	$31	$—
Deferred offering costs related to reverse recapitalization included in accrued liabilities	$159	$—

Kodiak AI, Inc.
Reconciliation of GAAP to Non-GAAP Financial Information
(In thousands; unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Research and development expense reconciliation:
GAAP research and development	$13,452	$10,431	$35,804	$29,293
Stock-based compensation	(2,228)	(1,029)	(5,148)	(2,518)
Non-GAAP research and development	$11,224	$9,402	$30,656	$26,775

General and administrative expense reconciliation:
GAAP general and administrative	$9,177	$5,149	$21,463	$15,677
Stock-based compensation	(2,475)	(421)	(3,952)	(988)
Non-GAAP general and administrative	$6,702	$4,728	$17,511	$14,689

Truck and freight operations expense reconciliation:
GAAP truck and freight operations	$6,627	$2,094	$16,102	$5,996
Stock-based compensation	(152)	(59)	(329)	(145)
Non-GAAP truck and freight operations	$6,475	$2,035	$15,773	$5,851

Sales and marketing expense reconciliation:
GAAP sales and marketing	$1,483	$934	$3,290	$2,520
Stock-based compensation	(390)	(209)	(707)	(338)
Non-GAAP sales and marketing	$1,093	$725	$2,583	$2,182

Total operating expenses reconciliation:
GAAP operating expenses	$30,739	$18,608	$76,659	$53,486
Stock-based compensation	(5,245)	(1,718)	(10,136)	(3,989)
Non-GAAP operating expenses	$25,494	$16,890	$66,523	$49,497

Loss from operations reconciliation:
GAAP loss from operations	$(29,969)	$(18,208)	$(73,915)	$(52,259)
Stock-based compensation	5,245	1,718	10,136	3,989
Non-GAAP loss from operations	$(24,724)	$(16,490)	$(63,779)	$(48,270)

Kodiak AI, Inc.
Selected Cash Flow Information
(In thousands; unaudited)
Reconciliation of cash provided by operating activities to free cash flow

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
GAAP net cash used in operating activities	$(33,357)	$(15,585)	$(70,216)	$(36,224)
Purchases of property and equipment	(6,645)	(122)	(11,881)	(753)
Free cash flow	$(40,002)	$(15,707)	$(82,097)	$(36,977)